UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2017

HANCOCK HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Mississippi (State or other jurisdiction of incorporation)	0-13089 (Commission File Number)	64-0693170 (I.R.S. Employer Identification No.)

One Hancock Plaza 2510 14th Street Gulfport, Mississippi (Address of principal executive offices)	39501 (Zip Code)

(228) 868-4000
 (Registrant's telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                          Submission of Matters to a Vote of Security Holders.
The Company held its 2017 annual meeting of shareholders (the "Annual Meeting") on April 26, 2017 in Gulfport, Mississippi.  As of March 1, 2017, the record date for the Annual Meeting, the Company had 86,424,896 shares of common stock outstanding and entitled to vote.  Of that number, 74,789,388 shares were represented in person or by proxy at the Annual Meeting.  The Company's shareholders voted on the following five proposals at the Annual Meeting, casting their votes as described below.
Proposal 1:  Election of Directors
Each of the individuals listed below was elected at the Annual Meeting to serve a three-year term on the Company's Board of Directors expiring in 2020, as indicated below.
Nominees for a Three-Year Term	Votes For	Votes Withheld	Broker Non-Votes
Frank E. Bertucci	64,777,026	743,946	9,268,416
Constantine S. Liollio	65,086,452	434,520	9,268,416
Thomas H. Olinde	65,040,285	480,687	9,268,416
Joan C. Teofilo	65,093,383	427,589	9,268,416
C. Richard Wilkins	65,097,760	423,212	9,268,416

Proposal 2:  Advisory Vote on Compensation of Named Executive Officers
Proposal 2 was an advisory vote on compensation of named executive officers as disclosed in the proxy materials for the Annual Meeting.  This advisory vote was approved.
Votes For	Votes Against	Abstentions	Broker Non-Votes
64,570,520	727,696	222,756	9,268,416

Proposal 3:  Advisory Vote on Frequency of Future Advisory Votes on Compensation of our Named Executive Officers
Proposal 3 was an advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.  This advisory vote was approved for 1 year.
1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
49,837,218	578,183	14,804,930	300,641	9,268,416

Proposal 4:  Approval of an Amendment to the 2014 Long Term Incentive Plan to Increase the Number of Shares Available by 1,200,000 and Re-Approval of Material Terms of Performance Goals for Qualified Performance-Based Awards
Proposal 4 was an approval of an amendment to our 2014 Long Term Incentive Plan to increase the number of shares available to 1,200,000 and to re-approve the material terms of performance goals for qualified performance-based awards.  This proposal was approved.
Votes For	Votes Against	Abstentions	Broker Non-Votes
64,072,727	1,176,981	271,264	9,268,416
Proposal 5:  Ratification of the Appointment of Auditors
Proposal 5 was a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm to audit the books of the Company and its subsidiaries for 2017.  This proposal was approved.
Votes For	Votes Against	Abstentions
74,374,497	270,915	143,976

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK HOLDING COMPANY

April 26, 2017	By:	/s/ Michael M. Achary
Michael M. Achary
Chief Financial Officer

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